DRAFT 10/15/98                                                     EXHIBIT 10.19
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                            INDEMNIFICATION AGREEMENT


         Agreement dated as of ___, 2000, between Precise Software Solutions, Ltd., a company incorporated under the laws of the state of Israel (the "COMPANY"), (which for the purposes of this Agreement shall include any Subsidiary as defined herein) and _______________________(the "Indemnitee").

         WHEREAS, the Company desires to attract and retain highly qualified individuals, such as the Indemnitee, to serve the Company;

         WHEREAS, the Indemnitee is currently providing valuable services to the Company and the Company desires the Indemnitee to continue to do so;

         WHEREAS, the Company and the Indemnitee recognize the significant risk of personal liability for Office Holders (as defined herein) which arises from corporate litigation practices;

         WHEREAS, the Company and the Indemnitee further recognize that liability insurance for the Company's Office Holders, when available, is often available only at significant expense and provides for coverage of limited scope and that competent and experienced persons are often unable or unwilling to serve as Office Holders unless they are protected by comprehensive liability insurance or indemnification;

         WHEREAS, the Company's Memorandum of Association ("MOA") and Articles of Association ("AOA") do not prohibit or restrict contracts between the Company and its Office Holders with respect to indemnification of such Office Holders; and

         WHEREAS, in view of such considerations, the Company desires to provide, independent from the indemnification to which the Indemnitee is otherwise entitled by law and under the Company's MOA and AOA, indemnification to the Indemnitee and the Expense Advances (as defined herein), all as set forth in this Agreement to the maximum extent permitted by law;

         NOW, THEREFORE, to induce the Indemnitee to serve and/or continue to serve the Company and in consideration of these premises and the mutual agreements set forth in this Agreement, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Indemnitee hereby agree as follows:

         1. Definitions. For the purposes of this Agreement,

                  (a) "COMPANIES LAW" means The Companies Law 1999;
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                                      -2-

                  (b) "OFFICE HOLDER" has the meaning as this term is defined in the Companies Law, including any person who: (i) is or was a director, officer, employee, trustee or other agent or fiduciary of the Company; (ii) is or was serving at the request, for the convenience, or to represent the interests of the Company or a Company employee benefit plan, its participants or its beneficiaries, as a director, officer, employee, trustee or other agent or fiduciary of another corporation, limited liability company, partnership, joint venture, trust or other entity (including, without limitation, any employee benefit plan); or (iii) was a director, officer, employee, trustee or other agent or fiduciary of a corporation, limited liability company, partnership, joint venture, trust or other entity which was a predecessor of the Company, or was a director, officer, employee, trustee or other agent or fiduciary of any other such entity at the request of such predecessor. The use of the term "Office Holder" shall not be construed to alter the legal relationship between an Office Holder , as defined herein, and the Company.

                  (c) CLAIM. "Claim" means any threatened, pending or completed action, suit, proceeding or alternative dispute resolution mechanism, or any hearing, inquiry or investigation, whether conducted by the Company or any other party, which the Indemnitee believes in good faith might lead to the institution of any such action, suit, proceeding, alternative dispute resolution mechanism, hearing, inquiry or investigation, whether civil, criminal, administrative, investigative or any other type whatsoever, with respect to an Indemnifiable Event.

                  (d) "CRIMINAL PROCEEDINGS" means criminal proceedings in which an Office Holder was charged with criminal charges and was acquitted or the conviction of an Office Holder in a strict liability criminal offense;

                  (e) EXPENSES. "Expenses" means all costs and liabilities of any type or nature whatsoever (including, without limitation, all attorneys' fees and related disbursements and other out-of-pocket costs, judgments, fines, penalties and amounts paid in settlements) paid or incurred by or imposed upon the Indemnitee in the investigation, defense, settlement or appeal of, or otherwise in connection with, a Claim (including, without limitation, being a witness) or in establishing or enforcing a right to indemnification under this Agreement, the Company's MOA or AOA, Section 260 of the Companies Law or otherwise, and any local or foreign taxes imposed on the Indemnitee as a result of the actual or deemed receipt of any payments under this Agreement.

                  (f) "PERMITTED EXPENSES" means litigation expenses including attorneys' fees, which an Office Holder has incurred or which have been imposed on the Office Holder by a court of law (not including any judgment payment and/or fines);

                  (g) EXPENSE ADVANCE. "Expense Advance" means a payment to the Indemnitee of Expenses or Permitted Expenses in advance of the settlement of or final judgment on any Claim.
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                                      -3-

                  (h) INDEMNIFIABLE EVENT. "Indemnifiable Event" means any event or occurrence, whether occurring before or after the date of this agreement, related to the fact that the Indemnitee is, or was, an Office Holder or by reason of anything done or not done, or allegedly done or not done, by the Indemnitee in the capacity of an Office Holder.

                  (i) INDEPENDENT LEGAL COUNSEL. "Independent Legal Counsel" means an attorney or firm of attorneys selected by the Indemnitee and approved by the Company (which approval shall not be unreasonably withheld) which has not otherwise provided services for the Company or the Indemnitee within the prior three years (other than in connection with such matters).

                  (j) REVIEWING PARTY. "Reviewing Party" means the person or body appointed by the Company's Board of Directors pursuant to Section 10(c) and in accordance with applicable law, which person or body shall be either members of the Company's Board of Directors who are not interested in the particular Claim or Independent Legal Counsel.

                  (k) SUBSIDIARY. "Subsidiary" means any corporation, limited liability company, partnership, joint venture, trust or other entity of which more than 50% of the outstanding voting securities are owned directly or indirectly by the Company, by the Company and one or more other Subsidiaries, or by one or more other Subsidiaries.

         2. AGREEMENT TO SERVE. The Indemnitee agrees to continue to serve the Company as an Office Holder, at-will (or under separate agreement, if such agreement exists), in the capacity in which the Indemnitee currently serves as such Office Holder until such time as the Indemnitee tenders the Indemnitee's resignation in writing; provided, however, that nothing contained in this Agreement is intended to create, in either the Company or the Indemnitee, any right to continued service by the Indemnitee.

         3. INDEMNIFICATION. Subject to the terms of this Agreement and the applicable provisions of the Company's AOA and the Companies law, the Company shall indemnify the Indemnitee for the following::

                  (a) Claims in Favor of the Company and Criminal Proceedings. As to all Claims in favor of the Company and Criminal Proceedings, the Company shall indemnify the Indemnitee against all Permitted Expenses.

                  (b) Claims by third parties. As to all Claims in favor of third parties, the Company shall indemnify the Indemnitee against all Expenses.
(c) ENTITLEMENT TO INDEMNIFICATION. The Indemnitee shall be indemnified by the Company as set forth in Section 3(a) 3(b) above, provided the Indemnitee has acted in compliance with the following requirements:
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                                      -4-

                       (i) The Indemnitee has acted in good faith and in a
              manner the Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, provided that in the case of any criminal action or proceeding, the Indemnitee had no reasonable cause to believe that his or her conduct was unlawful. The termination of any Claim by judgment, order, settlement (whether with or without court approval), conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that (i) the Indemnitee did not act in good faith and in a manner which the Indemnitee reasonably believed to be in or not opposed to the best interests of the Company; (ii) the Indemnitee had reasonable cause to believe that his or her conduct was unlawful; or (iii) a court determined that indemnification is not permitted by applicable law.

                       (ii) The acts of the Indemnitee were performed while
              acting as an Office Holder solely on behalf of and for the benefit of the Company.

         4. ADDITIONAL INDEMNIFICATION. It is the intent of the parties hereto that (i) in the event of any change, after the date of this Agreement, in any applicable law which expands the right of the Company to indemnify or make Expense Advances to an Office Holder to a greater degree than would be afforded currently under the Company's AOA, vote of the shareholders, disinterested directors, the provisions of applicable law and this Agreement, the Indemnitee shall enjoy by this Agreement the greater benefits afforded by such change and
(ii) this Agreement be interpreted and enforced so as to provide indemnification and Expense Advances under such circumstances as set forth in this Agreement, if any, in which the providing of indemnification or Expense Advances would otherwise be discretionary.

         5. EXCLUSIONS. Any other provision of this Agreement to the contrary notwithstanding, the Company shall not be obligated to indemnify or provide Expenses Advances to the Indemnitee:

                  (a) to the extent any such indemnification or Expense Advance would be unlawful;

                  (b) to the extent that the Indemnitee actually received from any other source (including an insurer) amounts otherwise payable hereunder; or

                  (c) to the extent based upon or attributable to the Indemnitee gaining in fact a personal profit to which he was not legally entitled, including without limitation profits made from the purchase and sale by the Indemnitee of equity securities of the Company which are recoverable by the Company pursuant to Section 16(b) of the Securities Exchange Act of 1934, any acts performed in contradiction to the applicable 'insider trading' rules and regulations under the Securities Law - 1968, and profits arising from transactions in publicly traded securities of the Company which were effected by the Indemnitee in violation of Section 10(b) of the Securities Exchange Act of 1934, including Rule 10b-5 promulgated thereunder;

provided that notwithstanding the foregoing provisions of this Section 5, the Indemnitee shall be entitled under Section 6 to receive Expense Advances with respect to any Claim unless and until a court having jurisdiction over such Claim shall have made a final determination (as to which all rights of appeal therefrom shall have been exhausted or lapsed) that the Indemnitee is prohibited from receiving indemnification with respect thereto.

         6. EXPENSE ADVANCES. Within five business days of receipt by the Company of an undertaking (the "Undertaking"), substantially in the form attached hereto as Exhibit 1, by or on behalf of the Indemnitee to repay the amount of any Expense Advance with respect to any Claim if and to the extent that it shall ultimately be determined that the Indemnitee is not entitled to indemnification for such amount under the terms of this Agreement, the Company shall make Expense Advances to the Indemnitee. The Undertaking shall be unsecured and shall bear no interest.

         7. NON-EXCLUSIVITY; CONTINUATION.

                  (a) The indemnification and Expense Advances pursuant to this Agreement shall not be deemed exclusive of any other rights to which the Indemnitee may be entitled under the Company's AOA, any vote of the Company's shareholders or disinterested directors, any other agreement, any law or otherwise, both as to actions in the Indemnitee's official capacity and as to actions in another capacity while an Office Holder. All agreements and obligations of the Company contained in this Agreement shall continue as to the Indemnitee while the Indemnitee is an Office Holder and after the Indemnitee has ceased to be an Office Holder.

                  (b) The Company shall not adopt any amendment to the AOA the effect of which would be to deny, diminish or encumber the Indemnitee's rights to indemnity pursuant to the AOA, the Companies Law or any other applicable law as applied to any act or failure to act occurring in whole or in part prior to the date (the "Effective Date") upon which the amendment was approved by the Board of Directors or the shareholders of the Company, as the case may be. In the event that the Company shall adopt any amendment to the AOA the effect of which is to deny, diminish or encumber the Indemnitee's rights to indemnity, such amendment shall apply only to acts or failures to act occurring entirely after the Effective Date thereof unless the Indemnitee shall have voted in favor of such adoption as a director or holder of record of the Company's voting shares , as the case may be. Notwithstanding anything contained in this Paragraph 7(b) to the contrary, any amendment to the AOA described in this paragraph, the effect of which would be to deny, diminish or encumber in any way Indemnitee's right to indemnity under the AOA or this Agreement or under applicable law, shall not affect Indemnitee's rights under this Agreement, which rights will remain in full force and effect.

         8. PARTIAL INDEMNIFICATION. If the Indemnitee is entitled under any provision of this Agreement or otherwise to indemnification or Expense Advances by the Company for a portion, but not all, of any Expenses incurred by the Indemnitee, the Company shall indemnify or provide Expense Advances to the Indemnitee (as the case may be) for the portion thereof to which the Indemnitee is entitled.

         9. CONTRIBUTION. If indemnification is unavailable by reason of a court decision described in Section 10(d) based on grounds other than that set forth in Section 5, then in respect of any Claim in which the Company is jointly liable with the Indemnitee (or would be if joined in such Claim), the Company shall contribute to the amount of the Indemnitee's Expenses in such proportion as is appropriate to reflect (i) the relative benefits received by the Company on the one hand and by the Indemnitee on the other hand from the transaction from which such Claim arose, and (ii) the relative fault of the Company on the one hand and of the Indemnitee on the other hand in connection with the events which resulted in such Expenses, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the Indemnitee on the other shall be determined by a mutually agreed upon Independent Legal Counsel with reference to, among other things, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent the circumstances resulting in such Expenses. The Company agrees that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation or any other method of allocation which does not take account of the foregoing equitable considerations.

         10. PROCEDURES.

                  (a) NOTICE. Promptly after receipt by the Indemnitee of notice of the commencement, or the threat of commencement, of any Claim, the Indemnitee shall, if the Indemnitee believes that indemnification or Expense Advances with respect thereto may be sought from the Company by the Indemnitee pursuant to this Agreement, notify the Company of the commencement or threat of commencement thereof pursuant to a sworn statement substantially in the form attached hereto as Exhibit 2. Any failure of the Indemnitee to provide such notice to the Company shall not, however, relieve the Company of any liability which it may have to the Indemnitee unless and to the extent such failure causes material adverse impact upon the interests of the Company. If, at the time it receives such notice from the Indemnitee, the Company has directors' and officers' liability insurance in effect, the Company shall give prompt notice of the commencement, or the threat of commencement, of such Claim to the insurers in accordance with the procedures set forth in the respective applicable insurance policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such Claim in accordance with the terms of such policies; provided that no such payments by such insurers shall relieve the Company of any liability or obligation which it may have to the Indemnitee except as and to the extent expressly provided under this Agreement.

                  (b) ASSUMPTION OF DEFENSE. If the Company shall be obligated to pay Expenses arising in connection with any Claim against the Indemnitee, the Company shall be entitled to assume the defense of such Claim, with counsel approved by the Indemnitee (whose approval shall not be unreasonably withheld), upon the delivery to the Indemnitee of notice of its election to do so. After delivery of such notice, approval of such counsel by the Indemnitee and the retention of such counsel by the Company, the Company will not be liable to the Indemnitee under this Agreement for any fees and expenses of counsel subsequently incurred by the Indemnitee with respect to the same Claim; provided that (i) the Indemnitee shall have the right to employ the Indemnitee's own counsel in connection with any Claim at the Indemnitee's expense; (ii) if (A) the employment of counsel by the Indemnitee shall have been previously authorized by the Company, (B) the Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and the Indemnitee in the conduct of such defense, or (C) the Company shall not, in fact, have employed counsel to assume the defense of such Claim, in each such case the fees and expenses of the Indemnitee's counsel shall be paid by the Company; and (iii) the Company shall not settle any Claim in any manner which would impose any penalty, limitation or unindemnified Expense on the Indemnitee without the Indemnitee's consent. If the Reviewing Party is Independent Legal Counsel, then the Indemnitee shall select such Independent Legal Counsel as determined in
Section 1(f).

                  (c) DETERMINATION OF ENTITLEMENT TO INDEMNIFICATION. In the event of any demand by the Indemnitee for indemnification under this Agreement or otherwise, the Board of Directors of the Company shall promptly designate whether the Reviewing Party shall be members of the Company's Board of Directors or Independent Legal Counsel. The Reviewing Party shall determine that indemnification is proper if it finds that the Indemnitee has met the required standard of conduct set forth in Section 3(c) and that indemnification is not prohibited pursuant to Section 5. If the Reviewing Party consists of members of the Company's Board of Directors, it shall act by a majority vote. If the Reviewing Party is Independent Legal Counsel, the determination of the Reviewing Party shall be rendered in the form of a written legal opinion. Subject to Sections 10(d) and 11, any indemnification under Sections 3 and 4 shall be made by the Company only as authorized in the specific case and upon the determination of the Reviewing Party that the Indemnitee is entitled to indemnification in the circumstances because the Indemnitee has met the standard of conduct set forth in Section 3(c) and that indemnification is not prohibited pursuant to Section 5. The Indemnitee's demand for indemnification shall create a presumption that the Indemnitee is entitled to indemnification and the Reviewing Party shall have 30 days from the date of receipt of the Indemnitee's demand in which to render in writing and deliver to the Indemnitee its determination. If the Reviewing Party makes no timely determination, the Reviewing Party shall be deemed to have determined that the Indemnitee is entitled to the indemnification demanded. If the Reviewing Party determines, which determination shall be based upon clear and convincing evidence sufficient to rebut the aforesaid presumption of entitlement, that the Indemnitee is not entitled to indemnification, in whole or in part, in the circumstances because the Indemnitee has not met the standard of conduct set forth in Section 3(c) or because the indemnification is prohibited pursuant to Section 5, the Indemnitee shall (i) be entitled to obtain a favorable determination or to appeal such negative determination in the manner provided in Sections 10(d) and 11 and (ii) not be required to reimburse the Company for any Expense Advances or Expenses theretofore paid to or on behalf of the Indemnitee until a final determination has been made with respect to the Indemnitee's legal entitlement to indemnification (as to which all rights of appeal therefrom shall have been exhausted or shall have lapsed).

                  (d) INDEMNITEE'S RIGHTS ON UNFAVORABLE DETERMINATION. Notwithstanding a determination by a Reviewing Party or any forum listed in
Section 11 that the Indemnitee is not entitled to indemnification with respect to a specific Claim, or any claim, issue or matter therein, the Indemnitee shall have the right to apply to the Court of Chancery of Delaware or any other court of competent jurisdiction for the purpose of determining and enforcing the Indemnitee's right to indemnification pursuant to this Agreement or otherwise and the Company hereby consents to service of process and agrees to appear in any such proceeding. Such court shall find that the Indemnitee is entitled to indemnification unless the Company shall prove by clear and convincing evidence that (i) the Indemnitee did not meet the applicable standard of conduct required to entitle the Indemnitee to such indemnification pursuant to Section 3(c) or that indemnification is prohibited pursuant to Section 5, and (ii) the requirements of Section 3(c)(ii) have not been met.

         11. APPEAL OF A REVIEWING PARTY'S DETERMINATION OF NO RIGHT TO INDEMNIFICATION.

                  (a) The Indemnitee shall be entitled to select from the following alternatives a forum in which the validity of a Reviewing Party's determination that the Indemnitee is not entitled to indemnification will be heard, which forum shall determine that the Indemnitee is entitled to such indemnification unless such forum determines that there is clear and convincing evidence that (i) the Indemnitee did not meet the applicable standard of conduct required to entitle the Indemnitee to such indemnification pursuant to Section 3(c) or that indemnification is prohibited pursuant to Section 5, and (ii) the requirements of Section 3(c)(ii) have not been met:

                  (A) those members of the Company's Board of Directors who are disinterested parties with respect to the Claim, acting by a majority vote;

                  (B) Independent Legal Counsel, in a written opinion; or

                  (C) those shareholders of the Company who are disinterested parties with respect to the Claim, acting by a majority vote.

                  (b) As soon as practicable, and in no event later than 30 days after notice of the Indemnitee's choice of forum pursuant to Section 11(a), the Company shall, at its own expense, submit to the selected forum in such manner as the Indemnitee or the Indemnitee's counsel may reasonably request, the basis for the determination that the Indemnitee is not entitled to indemnification, and the Company shall act in the utmost good faith to assure the Indemnitee a complete opportunity to defend against and appeal such determination.

         12. BINDING EFFECT; SUCCESSORS AND ASSIGNS. This Agreement shall bind and inure to the benefit of the successors, heirs, personal and legal representatives and assigns of the parties hereto, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all, substantially all or a substantial part of the business or assets of the Company. The Company shall require and cause any successor (whether direct or indirect, and whether by purchase, merger, consolidation or otherwise) to all, substantially all or a substantial part of the business or assets of the Company, by written agreement in form and substance satisfactory to the Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place.

         13. EXPENSES AND EXPENSE ADVANCES TO ENFORCE THE AGREEMENT. It is the intent of the Company that the Indemnitee shall not be required to incur any Expenses arising from any effort to enforce the Indemnitee's rights under this Agreement, because incurring such Expenses would substantially detract from the benefits intended to be extended to the Indemnitee hereunder. Accordingly, if it should appear to the Indemnitee that the Company has failed to comply with any of its obligations under this Agreement or if the Company or any other person or entity (other than the Court of Chancery of Delaware or any other court of competent jurisdiction in a final determination, as which all rights of appeal therefrom shall have been exhausted or shall have lapsed) takes any action to declare this Agreement or any provision hereof void or unenforceable, or institutes any action, suit or proceeding designed (or having the effect of being designed) to deny or recover from the Indemnitee the benefits intended to be provided to the Indemnitee hereunder, the Company hereby irrevocably authorizes the Indemnitee from time to time to retain counsel of the Indemnitee's choice to represent the Indemnitee in connection with the enforcement of the Indemnitee's rights under this Agreement. If the Indemnitee is successful in whole or in part in enforcing the Indemnitee's rights under this Agreement, the Company shall pay and be solely responsible for the Expenses.

         14. NOTICES. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) when delivered by hand or (ii) if mailed by certified or registered mail with postage prepaid, on the third business day after the mailing date. Addresses for notice to either party shall be as shown on the signature page of this Agreement or as subsequently modified by the addressee by such written notice.

         15. SEVERABILITY. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever,
(i) the validity, legality and enforceability of the remaining provisions of the Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby, (ii) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable and (iii) to the fullest extent possible, any such provision held to be invalid, illegal or unenforceable shall be reformed so as to be valid, legal and enforceable and to give effect to the intent manifested by such provision.

         16. MODIFICATIONS, AMENDMENTS, AND WAIVERS. No modification or amendment of this Agreement, or waiver of any of the provisions hereof, shall be binding unless executed in writing by both of the parties hereto, in the case of a modification or amendment, or by the waiving party, in the case of a waiver. No waiver of any such provision shall be deemed to constitute a waiver of such provision on any other occasion or a waiver of any other provision.

         17. CONSENT TO JURISDICTION. The Company and the Indemnitee each hereby irrevocably consent to the non-exclusive jurisdiction of the competent courts of the Tel Aviv District in Israel, for any purpose in connection with any action or proceeding which arises out of or relates to this Agreement.

         18. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the state of Israel, as applied to contracts between Israeli residents entered into and to be performed entirely within Israel.

         19. SUBROGATION. In the event of payment by the Company under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who agrees, at the sole expense of the Company, to execute all papers reasonably required and to do all other acts and things that may be reasonably necessary on the part of the Indemnitee to secure such rights, including the execution of documents necessary to enable the Company to bring suit to enforce such rights.

         20. INTEGRATION AND ENTIRE AGREEMENT. This Agreement sets forth the entire understanding between the parties hereto and supersedes and merges all previous written and oral negotiations, commitments, understandings and agreements relating to the subject matter hereof.

         21. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

         22.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


Name:
     ----------------------------------------------------
     For and on behalf of Precise Software Solutions Ltd.

Address: 1 Hashikma Street, P.O.B. 88, Savyon 56518, Israel

Name:
     ----------------------------------------------------
     Indemnitee

Address:
        -------------------------------------------------

                                                                       Exhibit 1
                                                                       ---------
                                   UNDERTAKING
                                   -----------

         1. This Undertaking is submitted pursuant to the Indemnification Agreement dated as of ________________ between Precise Software Solutions, Ltd., a company incorporated under the laws of the state of Israel (the "COMPANY"), and the undersigned (the "Agreement"). Capitalized terms used but not defined herein shall have the respective meanings set forth in the Agreement.

         2. I am requesting certain Expense Advances in connection with a Claim.

         3. I hereby undertake to repay such Expense Advances if it shall ultimately be determined that I am not entitled to be indemnified by the Company therefor under the Agreement.

         4. The Expense Advances are, in general, all related to:



                                     Signed:
                                            ------------------------------

                                     Dated:
                                           -------------------------------

                                                                       Exhibit 2
                                                                       ---------

                            INDEMNIFICATION STATEMENT
                            -------------------------

         I, [NAME], being first duly sworn, do depose and say as follows:

         1. This Indemnification Statement is submitted pursuant to the Indemnification Agreement dated as of ____________ __, 2000 between Precise Software Solutions, Ltd., a company incorporated under the laws of the state of Israel (the "COMPANY") (the "Company"), , and the undersigned.

         2. I am requesting indemnification against Expenses (as defined in the Agreement), all of which have been or will be incurred by me in connection with an actual or threatened action, suit or proceeding to which I am a party or am threatened to be made a party.

         3. With respect to all matters related to any such action, suit or proceeding, I am entitled to be indemnified as herein contemplated pursuant to the aforesaid Indemnity Agreement.

         4. Without limiting any other rights which I have or may have, I am requesting indemnification against Expenses which have or may arise out of

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